UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 16, 2019

FS KKR Capital Corp. II

(Exact name of Registrant as specified in its charter)

Maryland	814-00926	80-0741103
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 Rouse Boulevard Philadelphia, Pennsylvania		19112
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (215) 495-1150

FS Investment Corporation II

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Amended and Restated Investment Advisory Agreement

At the 2019 annual meeting of stockholders of FS KKR Capital Corp. II (formerly known as FS Investment Corporation II), a Maryland corporation (the “Company”), initially held on November 6, 2019 and adjourned and reconvened on November 22, 2019 (the “2019 Annual Meeting”), the Company received stockholder approval to amend and restate the investment advisory and administrative services agreement, dated April 9, 2018 (the “Original Advisory Agreement”), by and between the Company and FS/KKR Advisor, LLC (the “Advisor”).

On December 18, 2019, the Company entered into an amended and restated investment advisory agreement (the “Amended Advisory Agreement”) with the Advisor. A description of the Amended Advisory Agreement is set forth in “FSIC II Proposal 12: Approval of Advisory Agreement Amendment Proposal” (“Proposal 12”) in the Company’s joint proxy statement/prospectus, as amended, filed with the Securities and Exchange Commission (the “SEC”) on August 13, 2019 (the “Proxy Statement”) and is incorporated herein by reference. As described in Proposal 12, the Original Advisory Agreement was amended to (i) reduce the annual base management fee from 1.5% to 1.0% on all assets financed using leverage over 1.0x debt to equity and exclude cash and cash equivalents from the gross assets on which the annual base management fee is calculated, (ii) amend the hurdle rate applicable to the Company’s payment of a subordinated incentive fee on income to be based on net assets rather than adjusted capital, (iii) revise the definition of pre-incentive net investment income to exclude interest expense and dividends paid on certain shares of preferred stock, (iv) introduce a cap on subordinated incentive fees, (v) incorporate in the calculation of the incentive fee on capital gains the historical net realized losses and unrealized depreciation of FS Investment Corporation III (“FSIC III”), Corporate Capital Trust II (“CCT II”), and FS Investment Corporation IV (“FSIC IV”) in addition to the Company, (vi) implement certain other revisions to bring the investment advisory agreement of the Company in line with those of other listed business development companies, and (vii) remove all provisions related to administrative services provided by the Advisor to the Company.

Information regarding the material relationships between the Company and the Advisor is set forth in Part I—Item 1. Business—About the Advisor and Part I—Item 13. Certain Relationships and Related Transactions, and Director Independence in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, as amended, originally filed with the SEC on March 19, 2019 (the “2018 Form 10-K”), and is incorporated herein by reference.

The foregoing description of the Amended Advisory Agreement, as set forth in this Item 1.01, is a summary only and is qualified in its entirety by reference to the text of the Amended Advisory Agreement which is filed as Exhibit 10.1 and is incorporated herein by reference.

Administration Agreement

On December 18, 2019, the Company entered into an administration agreement (the “Administration Agreement”) with the Advisor. Pursuant to the Administration Agreement, the Advisor will provide administrative services necessary for the operation of the Company, including providing general ledger accounting, fund accounting, legal services, investor relations and other administrative services. There will be no separate fee paid by the Company to the Advisor in connection with the services provided under the Administration Agreement, provided, however, that the Company will reimburse the Advisor no less than quarterly for all costs and expenses incurred by the Advisor in performing its obligations and providing personnel and facilities thereunder. The Advisor will allocate the cost of such services to the Company based on factors such as total assets, revenues, time allocations and/or other reasonable metrics. The initial term of the Administration Agreement is two years and thereafter continues automatically for successive annual periods, provided that such continuance is specifically approved at least annually by: (a) the vote of the Company’s board of directors (the “Board”), and (b) the vote or a majority of the Company’s directors who are not parties to the Administration Agreement or “interested persons” (as such term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of any such party. The Administration Agreement may be terminated at any time by either the Company or the Advisor, without the payment of any penalty, upon 60 days’ written notice.

Information regarding the material relationships between the Company and the Advisor is set forth in Part I—Item 1. Business—About the Advisor and Part I—Item 13. Certain Relationships and Related Transactions, and Director Independence in the 2018 Form 10-K and is incorporated herein by reference.

The foregoing description of the Administration Agreement, as set forth in this Item 1.01, is a summary only and is qualified in its entirety by reference to the text of the Administration Agreement which is filed as Exhibit 10.2 and is incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On December 18, 2019, the Company completed its previously announced mergers of FSIC III, FSIC IV and CCT II, pursuant to that certain Agreement and Plan of Merger (the “Merger Agreement”), dated as of May 31, 2019, by and among the Company, FSIC III, FSIC IV, CCT II, NT Acquisition 1, Inc., a Delaware corporation and wholly-owned subsidiary of the Company (“Merger Sub 1”), NT Acquisition 2, Inc., a Delaware corporation and wholly-owned subsidiary of the Company (“Merger Sub 2”), NT Acquisition 3, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company (“Merger Sub 3”), and the Advisor.

Pursuant to the Merger Agreement, (i) Merger Sub 1 merged with and into FSIC III, with FSIC III continuing as the surviving company and as a wholly-owned subsidiary of the Company (“Merger 1A”), and, immediately thereafter, FSIC III merged with and into the Company, with the Company continuing as the surviving company (together with the Merger 1A, “Merger 1”), (ii) Merger Sub 2 merged with and into CCT II, with CCT II continuing as the surviving company and as a wholly-owned subsidiary of the Company (“Merger 2A”), and, immediately thereafter, CCT II merged with and into the Company, with the Company continuing as the surviving company (together with the Merger 2A, “Merger 2”), and (iii) Merger Sub 3 merged with and into FSIC IV, with FSIC IV continuing as the surviving company and as a wholly-owned subsidiary of the Company (“Merger 3A”), and, immediately thereafter, FSIC IV merged with and into the Company, with the Company continuing as the surviving company (together with the Merger 3A, “Merger 3” and, together with Merger 1 and Merger 2, the “Mergers”).

In accordance with the terms of the Merger Agreement, upon the closing of the transactions contemplated by the Merger Agreement, (i) each outstanding share of FSIC III common stock was converted into the right to receive 0.9804 shares of the Company’s common stock, (ii) each outstanding share of beneficial interest of CCT II was converted into the right to receive 1.1319 shares of the Company’s common stock and (iii) each outstanding share of FSIC IV common stock was converted into the right to receive 1.3634 shares of the Company’s common stock. These exchange ratios were determined based on the closing net asset value (“NAV”) per share of $7.36, $7.22, $10.03 and $8.33 for the Company, FSIC III, FSIC IV and CCT II, respectively, as of December 16, 2019, to ensure that the NAV of shares investors will own in FSK II is equal to the NAV of the shares they held in each fund. As a result, the Company will issue an aggregate of approximately 289,084,117 shares of its common stock to former FSIC III stockholders, 14,031,781 shares of its common stock to former CCT II shareholders and 43,668,803 shares of its common stock to former FSIC IV stockholders.

The foregoing description of the Merger Agreement is a summary only and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Second Articles of Amendment and Restatement

At the 2019 Annual Meeting, the Company received stockholder approval to amend and restate the Company’s charter to, among other things, remove certain provisions required by the North American Securities Administrators Association Omnibus Guidelines regarding certain affiliate and roll-up transactions and to conform certain provisions in the Company’s charter to provisions in the charters of business development companies whose securities are listed and publicly-traded on a national securities exchange. A summary of the revisions made to the Company’s prior charter by the Second Articles of Amendment and Restatement (the “Amended and Restated Charter”) can be found in the Proxy Statement in the sections entitled (i) “FSIC II Proposal 3: Approval of a Proposal to Delete a Section of the FSIC II Charter Regarding Limitations on Certain Affiliated Transactions” through “FSIC II Proposal 6: Approval of Proposal to Revise the FSIC II Charter to Provide for a Staggered FSIC II Board,” (ii) “FSIC II Proposal 8: Approval of Proposal to Add a New Section to the FSIC II Charter Regarding Procedures for Director Removal” through “FSIC II Proposal 11: Approval of Proposal to Delete a Section of the FSIC II Charter Providing for Restrictions on FSIC II’s Ability to Advance Expenses to its Directors and Officers and the Advisor in Accordance with the NASAA Omnibus Guidelines,” and (iii) “FSC II Proposal 15: Approval of Proposal to Delete a Section of the FSIC II Charter Regarding Limitations on Indemnification Mandated by the NASAA Omnibus Guidelines,” and such summaries are incorporated herein by reference. The Amended and Restated Charter was filed with the Maryland State Department of Assessments and Taxation and became immediately effective on December 16, 2019.

The foregoing description of the Amended and Restated Charter, as set forth in this Item 5.03, is a summary only and is qualified in all respects by the provisions of the Amended and Restated Charter, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Articles of Amendment – Share Increase

On December 17, 2019, the Board approved an amendment to the Amended and Restated Charter to increase the number of authorized shares of common stock of the Company from 450,000 to 900,000 in connection with the closing of the Mergers (the “Share Increase Amendment”). On December 17, 2019, the Share Increase Amendment was filed with the State Department of Assessments and Taxation of Maryland and became immediately effective.

The Articles of Amendment are attached hereto as Exhibit 3.2.

Articles of Amendment – Name Change

Also on December 17, 2019, the Board approved an amendment to the Amended and Restated Charter to change the name of the Company from “FS Investment Corporation II” to “FS KKR Capital Corp. II” in connection with the closing of the Mergers (the “Name Change Amendment”). On December 18, 2019, following the consummation of the Mergers, the Name Change Amendment was filed with the State Department of Assessments and Taxation of Maryland and became immediately effective.

The Articles of Amendment are attached hereto as Exhibit 3.3.

Item 7.01	Regulation FD.

On December 17, 2019, the Board declared a regular monthly cash distribution in the amount per share set forth below for December 2019. The regular monthly cash distribution will be paid on or about the payment date set forth below to stockholders of record as of the record date set forth below.

Record Date	Payment Date	Distribution Amount
December 17, 2019	December 18, 2019	$.062833

Certain Information About Distributions

The determination of the tax attributes of the Company’s distributions is made annually as of the end of the Company’s fiscal year based upon its taxable income and distributions paid, in each case, for the full year. Therefore, a determination as to the tax attributes of the distributions made on a quarterly basis may not be representative of the actual tax attributes for a full year. The Company intends to update stockholders quarterly with an estimated percentage of its distributions that resulted from taxable ordinary income. The actual tax characteristics of distributions to stockholders will be reported to stockholders annually on Form 1099-DIV. The payment of future distributions on the Company’s shares of common stock is subject to the sole discretion of the Board and applicable legal restrictions and, therefore, there can be no assurance as to the amount or timing of any such future distributions.

The Company may fund its cash distributions to stockholders from any sources of funds legally available to it, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets and dividends or other distributions paid to it on account of preferred and common equity investments in portfolio companies. The Company has not established limits on the amount of funds it may use from available sources to make distributions. There can be no assurance that the Company will be able to pay distributions at a specific rate or at all.

On December 18, 2019, the Advisor issued a press release announcing, among other things, the closing of the Mergers. The press release is furnished as Exhibit 99.1 to this Form 8-K.

Forward-Looking Statements

Statements included herein may constitute “forward-looking” statements as that term is defined in Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995, including statements with regard to future events or the future performance or operations of the Company. Words such as “believes,” “expects,” “projects,” and “future” or similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors could cause actual results to differ materially from those projected in these forward-looking statements. Factors that could cause actual results to differ materially include changes in the economy, risks associated with possible disruption to the Company’s operations or the economy generally due to terrorism or natural disasters, future changes in laws or regulations and conditions in the Company’s operating area, unexpected costs, charges or expenses resulting from the business combination transaction involving the Company, and failure to realize the anticipated benefits of the Mergers. Some of these factors are enumerated in the filings the Company made with the SEC. The inclusion of forward-looking statements should not be regarded as a representation that any plans, estimates or expectations will be achieved. Any forward-looking statements speak only as of the date of this communication. Except as required by federal securities laws, the Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of May 31, 2019, by and among FS Investment Corporation II, Corporate Capital Trust II, FS Investment Corporation III, FS Investment Corporation IV, NT Acquisition 1, Inc., NT Acquisition 2, Inc., NT Acquisition 3, Inc. and FS/KKR Advisor, LLC (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on June 3, 2019).

3.1	Second Articles of Amendment and Restatement of FS Investment Corporation II.

3.2	Articles of Amendment of FS Investment Corporation II.

3.3	Articles of Amendment of FS Investment Corporation II.

10.1	Amended and Restated Investment Advisory Agreement, dated as of December 18, 2019, by and between FS KKR Capital Corp. II and FS/KKR Advisor, LLC.

10.2	Administration Agreement, dated as of December 18, 2019, by and between FS KKR Capital Corp. II and FS/KKR Advisor, LLC.

99.1	Press Release, dated as of December 18, 2019 (furnished herewith).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FS KKR Capital Corp. II

Date: December 18, 2019	By:	/s/ Stephen S. Sypherd
Stephen S. Sypherd
General Counsel